Advanced Series Trust

PROSPECTUS

MAY 1, 2011

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission
passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans.
Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolios offered in this Prospectus are set forth below.

AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST Preservation Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio

Table of Contents

3	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO

7	SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

11	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO

15	SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

19	ABOUT THE FUND

20	PRINCIPAL RISKS

26	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

34	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

38	HOW THE FUND IS MANAGED

42	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

46	OTHER INFORMATION

48	FINANCIAL HIGHLIGHTS

52	APPENDIX

55	GLOSSARY

SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.15%
Distribution (12b-1) Fees	None
Other Expenses	.01%
Acquired Fund Fees & Expenses	.87%
Total Annual Portfolio Operating Expenses	1.03%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation	$105	$328	$569	$1,259

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 34% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a "fund of funds." That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which the Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other Portfolios of the Fund and certain money market funds advised by an Investment Manager or one of its affiliates.

The asset allocation strategy is determined by Prudential Investments LLC (PI) and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

Fund of funds risk. In addition to the risks associated with the indirect investment in the Underlying Portfolios, the Portfolio is subject to the following additional risks: to the extent the Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes; the ability of the Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives; and the performance of the Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio's investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Fixed income securities risk. Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser in making investment decisions for the Portfolio may not produce the desired results.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under "Annual Portfolio Operating Expenses" for a variety of reasons, including, for example, if the Portfolio's average net assets decreases significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performace from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The manager determined the weight of each index comprising the blended index.

Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Porfolio. Effective July 21, 2008, the Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished below prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Porfolio, and does not represent the acutal or predicted performance of the current Portfolio.

Annual Total Returns
Best Quarter: 2nd Quarter of 2009 13.21% Worst Quarter: 4th Quarter of 2008 -14.63%

Average Annual Total Returns (For the periods ended December 31, 2010)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	12.31%	3.55%	3.58%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.08	2.29	2.26
Blended Index (reflects no deduction for fees, expenses or taxes)	12.26	4.46	4.58

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior VP, Strategic Investment Reserach Group	April 2005
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP of QMA	July 2006
		Edward L. Campbell	Portfolio Manager, Principal of QMA	July 2006
		Joel L. Kallman, CFA	Investment Associate, Portfolio Manager of QMA	March 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	.15%
Acquired Fund Fees & Expenses	.03%
Total Annual Portfolio Operating Expenses	1.18%
Fee Waiver or expense reimbursement^	(.07)%
Net annual Portfolio operating expenses	1.11%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
AST BlackRock Global Strategies	$113**	$368**

^Assuming completion of a pending reorganization transaction, Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest on borrowings, short sale interest and dividend expenses, brokerage commissions, distribution fees, Underlying Portfolio, and exchange-traded funds fees and expenses, and extraordinary expenses) for the AST BlackRock Global Strategies Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2012. This expense limitation may not be terminated or modified prior to May 1, 2012, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2012 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.

** Takes into account the contractual expense cap that runs until May 1, 2012 as described above.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it has not yet commenced operations.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, real estate investment trusts (REITs), exchange traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments. In seeking to achieve the Portfolio's investment objective, BlackRock causes the Portfolio's assets to be allocated across six investment strategies. The Portfolio has two strategies that invest primarily in equity securities, three strategies that invest primarily in fixed-income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments. The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. The Portfolio allocates its assets among various regions and countries, including the United States (but in no less than three countries).

The Portfolio's minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Mimimum Exposure	Neutral Exposure	Maximum Exposure
Equities	30%	40%	50%
Investment Grade Bonds	20%	30%	40%
"Junk" Bonds*	5%	15%	25%
REITs	0%	10%	20%**
Commodities	0%	5%	15%**

* Fixed-income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as "junk bonds". Junk Bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
** Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to these asset classes is 30% of the Portfolio's net assets.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio's investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Commodity risk. A commodity-linked derivative instrument is an financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to a Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under "Annual Portfolio Operating Expenses" for a variety of reasons, including, for example, if the Portfolio's average net assets decreases significantly.

Fixed income securities risk. Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser in making investment decisions for the Portfolio may not produce the desired results.

Mortgage-backed securities risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities.

Recent Events Risk. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Real estate risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.	Phil Green	Managing Director	May 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.15%
Distribution (12b-1) Fees	None
Other Expenses	.02%
Acquired Fund Fees & Expenses	.82%
Total Annual Portfolio Operating Expenses	.99%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$101	$315	$547	$1,213

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 24% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio is a "fund of funds." That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which in which the Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other Portfolios of the Fund and certain money market funds advised by an Investment Manager or one of its affiliates.

The asset allocation strategy is determined by Prudential Investments LLC (PI) and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

Fund of funds risk. In addition to the risks associated with the indirect investment in the Underlying Portfolios, the Portfolio is subject to the following additional risks: to the extent the Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes; the ability of the Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives; and the performance of the Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Fixed income securities risk. Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser in making investment decisions for the Portfolio may not produce the desired results.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to a Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio's investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under "Annual Portfolio Operating Expenses" for a variety of reasons, including, for example, if the Portfolio's average net assets decreases significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performace from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Capital Aggregate Bond Index (65%). The manager determined the weight of each index comprising the blended index.

Annual Total Returns
Best Quarter: 2nd Quarter of 2009 10.75% Worst Quarter: 4th Quarter of 2008 -9.00%

Average Annual Total Returns (For the periods ended December 31, 2010)
	1 year	5 years	Since Inception (12/5/05)
Portfolio	10.57%	4.64%	4.67%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.08	2.29	2.26
Blended Index (reflects no deduction for fees, expenses or taxes)	10.05	5.17	5.29

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Aherns	Senior VP, Strategic Investment Reserach Group	April 2005
AST Investment Services, Inc.	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, VP of QMA	July 2006
		Edward L. Campbell	Portfolio Manager, Principal of QMA	July 2006
		Joel M. Kallman, CFA	Senior Associate, Portfolio Manager for QMA	March 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management's equity investment strategies.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	.17%
Acquired Fund Fees & Expenses	-
Total Annual Portfolio Operating Expenses	1.17%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Wellington Management Hedged Equity	$119	$372	$644	$1,420

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 48% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that will generate attractive total returns over a full market cycle with significant downside equity market protection.

The Portfolio utilizes a select spectrum of Wellington Management's equity investment strategies. Under normal circumstances, the Portfolio currently expects to be fully invested and will invest at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and ay be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.

Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser in making investment decisions for the Portfolio may not produce the desired results.

Recent Events Risk. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Small and Medium Company Risk. Shares of common stock of small and medium-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Wellington Management Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as these companies generally experience higher growth and failure rates, and typically have less access to capital, more limited product lines, and more inexperienced management. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Growth style risk. There is a risk that the growth investment style may be out of favor for a period of time. Investors often expect growth companies to increase their earnings at a certain rate.

Correlation Risk. The effectiveness of the Wellington Management Portfolio's equity index option overlay strategy may be reduced if the performance of the Portfolio's equity portfolio holdings does not correlate to that of the index underlying its option positions.

Options Risk. The value of the Wellington Management Portfolio's positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Wellington Management Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Wellington Management Portfolio's option overlay strategy, and for these and other reasons the Wellington Management Portfolio's option overlay strategy may not reduce the Wellington Management Portfolio's volatility to the extent desired. From time to time, the Wellington Management Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.

Option Cash Flow Risk. The Wellington Management Portfolio intends to use the net index option premiums it receives from selling both index call options and index put options to lessen the costs of purchasing index put options. The net index option premiums to be received by the Portfolio can, however, vary widely over the short and long-term and may not be sufficient to cover the Portfolio's costs of purchasing index put options.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio's investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performace from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Prior to May 1, 2011, the Portfolio was known as the AST Aggressive Asset Allocation Portfolio. Effective May 1, 2011, the Portfolio added a new subadviser, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Aggressive Asset Allocation Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

The table also demonstrates how the former AST Aggressive Asset Allocation Portfolio's average annual returns compare to the returns of a custom blended stock index which includes companies with similar investment objectives. The former AST Aggressive Asset Allocation Portfolio's custom blended stock index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (GD) (20%). These returns do not include the effect of any investment management expenses. The Investment Managers determined the weight of each index comprising the blended indexes. The current AST Wellington Management Hedged Equity Portfolio's custom blended stock index consists of the Russell 3000 Index (50%) and MSCI EAFE Index (20%), and the Bank of America Merrill Lynch 90-Day Treasury Index (30%). The Investment Managers determined the weight of each index comprising the blended indexes.

Note: The AST Wellington Management Hedged Equity Portfolio, formerly the AST Aggressive Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective May 1, 2011. The performance figures below reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns
Best Quarter: 2nd Quarter of 2009 17.30% Worst Quarter: 4th Quarter of 2008 -23.07%

Average Annual Total Returns (For the periods ended December 31, 2010)
	1 year	5 Years	Since Inception (12/5/05)
Portfolio	14.63%	1.48%	1.48%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	15.08	2.29	2.26
Current Blended Index (reflects no deduction for fees, expenses or taxes)	10.42	3.15	3.31
Former Blended Index (reflects no deduction for fees, expenses or taxes)	15.23	2.84	3.00

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Wellington Management Company LLP	Kent M. Stahl, CFA	Senior VP & Director of Investments & Risk Management	April 2011
AST Investment Services, Inc.		Gregg R. Thomas, CFA	VP & Director of Risk Management	April 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE FUND

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 60 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

Additional information about each Portfolio is set forth in the following chapters, and is also provided in the SAI.

PRINCIPAL RISKS

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The preceding summary section for each Portfolio identifies the principal risks that apply to each Portfolio. Set out below is more detailed information about these risks. If a principal risk is not identified as a principal risk in a Portfolio's summary section then that risk is not a principal risk for the Portfolio and the below disclosure does not apply to that Portfolio.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates.

Asset transfer program risk. Each Target Maturity Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally requires contract owners to participate in certain specialized asset transfer programs under which Prudential will monitor each contract owner's account value and, if necessary, will systematically transfer amounts between the selected sub-accounts and sub-accounts investing in the Target Maturity Portfolios. The transfers are based on mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract owner's account value within the selected sub-accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Target Maturity Portfolio sub-account. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by certain fixed income investments.

The asset transfers may, however, result in large-scale asset flows into and out of the Target Maturity Portfolios and subject the Target Maturity Portfolios to certain risks. The asset transfers could adversely affect a Target Maturity Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Target Maturity Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Target Maturity Portfolios compared to other similar funds.

For more information on the benefit programs and asset transfer programs, please see your contract prospectus.

Correlation Risk. The effectiveness of the Wellington Management Portfolio's equity index option overlay strategy may be reduced if the performance of the Portfolio's equity portfolio holdings does not correlate to that of the index underlying its option positions.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks, including:

  Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
  Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
  Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards). See "Liquidity and valuation risk," below.
  Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
  Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by a Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio's holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Expense risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in "Annual Portfolio Operating Expenses," above for a variety of reasons. For example, fund operating expense ratios may be higher than those shown if a Portfolio's average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. In addition, because the Portfolios are used as Underlying Portfolios for certain asset allocation Portfolios, a large-scale purchase and redemption activity by the asset allocation Portfolios could increase expenses of the Underlying Portfolios.

Fixed income securities risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.
  Liquidity risk. Liquidity risk is the risk that the Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all. See "Liquidity and valuation risk," below.
  Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.

Foreign investment risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes the following risks:

  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.
  Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
  Foreign market risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.
  Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the U.S.
  Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.
  Political risk. Political developments may adversely affect the value of a Portfolio's foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.
  Regulatory risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S.
  Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of funds risk. Each Asset Allocation Portfolio is structured as a "fund of funds," which means that it invests primarily in other Portfolios, which we refer to as "Underlying Portfolios." In addition to the risks associated with the indirect investment in the Underlying Portfolios, each Asset Allocation Portfolio is subject to the following additional risks:

  To the extent that an Asset Allocation Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Asset Allocation Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, an Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, an Asset Allocation Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
  The ability of an Asset Allocation Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other funds with similar investment objectives and strategies.
  The performance of an Asset Allocation Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other funds pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other funds pursuing similar strategies. PI and the Portfolio's Subadviser (s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
  There is a potential conflict of interest between an Asset Allocation Portfolio and its advisers, PI and the Portfolio's Subadviser(s). Because the amount of the investment management fees to be retained by PI and its affiliates may differ depending upon which Underlying Portfolios are used in connection with the Asset Allocation Portfolios, there is a potential conflict of interest for PI and the Portfolio's Subadviser(s) in selecting the Underlying Portfolios. In addition, PI and the Portfolio's Subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which an Asset Allocation Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although PI and the Portfolio's Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the conflicts could impact the Asset Allocation Portfolios.

Growth style risk. There is a risk that the growth investment style may be out of favor for a period of time. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase.

High-yield risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Leverage risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify the Portfolio's gains and losses in comparison to the amount of the Portfolio's assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

License risk. A Portfolio or an adviser may rely on licenses from third parties that permit it to use the intellectual property in connection with the investment strategies for the Portfolio. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategy. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.

Liquidity and valuation risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, the Portfolio may have difficulty determining the values of those securities for the purpose of determining the Portfolio's net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio's net asset value, especially during periods of significant net redemptions of Portfolio shares. Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.

Liquidity and valuation risk of private real estate-related investments. Private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by the Global Real Estate Portfolio will be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. The guidelines incorporate periodic independent appraised value of the properties, but an appraisal is only an estimate of market value. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.

Market and management risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns gloomy, the price of all securities may decline. Management risk is the risk that an adviser's investment strategy will not work as intended. All decisions by an adviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model designed by an adviser are subject to the risk that the investment model may not perform as expected.

Mid-capitalization company risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates, and typically have less access to capital.

Mortgage-backed securities risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government-sponsored enterprises such as Freddie Mac or Fannie Mae. Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Non-diversification risk. A Portfolio is considered "diversified" if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer's outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer.

Options Risk. The value of the Wellington Management Portfolio's positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Wellington Management Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Wellington Management Portfolio's option overlay strategy, and for these and other reasons the Wellington Management Portfolio's option overlay strategy may not reduce the Wellington Management Portfolio's volatility to the extent desired. From time to time, the Wellington Management Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.

Option Cash Flow Risk. The Wellington Management Portfolio intends to use the net index option premiums it receives from selling both index call options and index put options to lessen the costs of purchasing index put options. The net index option premiums to be received by the Portfolio can, however, vary widely over the short and long-term and may not be sufficient to cover the Portfolio's costs of purchasing index put options.

Quantitative model risk. The performance of the Quantitative Modeling Portfolio will depend, in part, on how its assets are allocated and reallocated between the Capital Growth Segment and the Fixed-Income Segment as a result of the operation of the quantitative model. Such quantitative model, however, has no actual operating history. In addition, the application of the model may not produce the desired results.

The Quantitative Modeling Portfolio may be exposed to additional market risk due to its policy of automatically transferring Portfolio assets between the Capital Growth Segment and the Fixed-Income Segment based on the application of a quantitative model to certain changes in the NAV per share of the Portfolio as described herein. As a result of this policy, such asset transfers will not be made directly in response to broader market fluctuations. To the extent this management style is non-dynamic, the Quantitative Modeling Portfolio may subject investors to greater market risk than other mutual funds.

At any given time, a certain percentage of the Portfolio's net assets will be allocated to the Capital Growth Portfolio and a certain percentage of the Portfolio's net assets will be allocated to the Fixed-Income Segment as directed by the quantitative model as described herein. The greater the percentage of the Quantitative Modeling Portfolio's net assets that are allocated to a particular segment, the greater the effect the performance of that segment will have in determining whether and to what extent Portfolio assets will be transferred from that segment to the other segment. For example, if a substantial portion of the Portfolio's net assets were allocated to the Fixed-Income Segment and such segment had worse performance than the Capital Growth Segment over certain periods of time, the model may, under certain circumstances, initiate a transfer of Portfolio assets from the higher-performing Capital Growth Segment to the lower-performing Fixed-Income Segment. Likewise, if a substantial portion of the Portfolio's net assets were allocated to the Fixed-Income Segment but such segment had better performance than the Capital Growth Segment over certain periods of time, the model may, under certain circumstances, initiate a transfer of Portfolio assets from the higher-performing Fixed-Income Segment to the lower-performing Capital Growth Segment. On the other hand, if a substantial portion of the Portfolio's net assets were allocated to the Capital Growth Segment and such segment had worse performance than the Fixed-Income Segment over certain periods of time, the model may, under certain circumstances, initiate a transfer of Portfolio assets from the lower-performing Capital Growth Segment to the higher-performing Fixed-Income Segment. Likewise, if a substantial portion of the Portfolio's net assets were allocated to the Capital Growth Segment but such segment had better performance than the Fixed-Income Segment over certain periods of time, the model may, under certain circumstances, initiate a transfer of Portfolio assets from the lower-performing Fixed-Income Segment to the higher-performing Capital Growth Segment. Finally, application of the quantitative model's built-in transfer thresholds (i.e., prohibitions against: (i) transfers between the Portfolio's segments that would cause more than 90% of the Portfolio's net assets from being allocated to a particular segment and (ii) large-scale transfers between the Portfolio's segments that exceed certain pre-determined percentage amounts) may adversely affect Portfolio performance.

Portfolio assets that have been allocated to the Fixed-Income Segment also will not be available to participate in the performance of the Capital Growth Segment's Equity Underlying Portfolios until such assets have actually been transferred to the Capital Growth Segment. As a result, Portfolio assets may not be transferred from the Fixed-Income Segment to the Capital Growth Segment in time for the Portfolio to fully participate in all of the positive returns enjoyed by the Capital Growth Segment's Equity Underlying Portfolios during periods in which equity markets are rising rapidly.

Real estate risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Short sale risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security's price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less access to capital. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of Advanced Series Trust without shareholder approval.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.

A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board of Trustees of Advanced Series Trust without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.

A change in the securities held by a Portfolio is known as "portfolio turnover." A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio's portfolio turnover rate during the past fiscal years.

In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

AST BlackRock Global Strategies Portfolio

Investment Objective: high total return consistent with a moderate level of risk.

Principal Investment Policies:

General. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, U.S. Treasuries and U.S. government securities), junk bonds, ETFs, and derivative instruments, including commodity-linked derivative instruments. In seeking to achieve the Portfolio's investment objective, BlackRock causes the Portfolio's assets to be allocated across six investment strategies (collectively, the Investment Strategies). The Portfolio has two strategies that invest primarily in equity securities, three strategies that invest primarily in fixed-income securities, and one strategy (i.e., the Global Tactical Asset Allocation strategy) that, under normal circumstances, provides exposure to the equity and fixed-income asset classes along with real estate-related and commodity-related investments. The Portfolio allocates its assets among various regions and countries, including the United States (but in no less than three countries). The initial allocation across the six Investment Strategies is set forth below:

AST BlackRock Global Strategies Portfolio - Investment Strategies
Investment Strategy	Allocation
U.S. Large-Cap Core Equity	7.5%
Global Equity Focus	20%
Inflation-Linked Bonds	7.5%
CoreActive Investment Grade Bond	20%
U.S. High Yield Bond	15%
Global Tactical Asset Allocation	30%

U.S. Large Cap Core Equity. BlackRock invests at least 80% of the assets attributable to this investment strategy in equity securities, primarily common stock, of large cap companies located in the United States that are selected from among those that are, at the time of purchase, included in the Russell 1000® Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2010, the lowest market capitalization in this group was approximately $2.8 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The relevant BlackRock portfolio management team uses a blended investment strategy for this portfolio segment that emphasizes a mix of both growth and value styles and seeks to outperform the Russell 1000® Index. Growth companies are those whose earnings growth potential appears to the BlackRock portfolio managers responsible for implementing this investment strategy to be greater than the market in general and whose revenue growth is expected to continue for an extended period. Stocks of growth companies typically pay relatively low dividends and sell at relatively high valuations. Value companies are those that appear to be undervalued by the market as measured by certain financial formulas.

In selecting securities from the Russell 1000® Index for this investment strategy, the BlackRock portfolio management team uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The BlackRock portfolio managers responsible for implementing this investment strategy look for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined-if the BlackRock portfolio management team believes that a company is overvalued, it is not considered as an investment for the Portfolio. After the initial screening is done, BlackRock will rely on fundamental analysis, a method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the U.S. Large Cap Core Equity investment strategy generally does not hold all the stocks from the Russell 1000® Index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, this portion of the Portfolio is not, and does not seek to be, an "index" fund. In seeking to outperform the Russell 1000® Index, however, BlackRock reviews potential investments using certain criteria that are based on the securities in that index. These criteria currently include the following:

• Relative price to earnings and price to book ratios
• Stability and quality of earnings
• Earnings momentum and growth
• Weighted median market capitalization of this portfolio segment
• Allocation among the economic sectors of this portfolio segment as compared to the Russell 1000® Index
• Weighted individual stocks within the Russell 1000® Index.

Global Equity Focus. Under normal circumstances, at least 80% of the net assets attributable to this investment strategy are invested in dividend-paying equity securities, primarily common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. Although the assets attributable to the Global Equity Focus investment strategy may be invested in securities of companies of any market capitalization, BlackRock invests primarily in the securities of large capitalization companies. The combination of equity securities is varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. BlackRock may invest the assets attributable to this investment strategy in shares of companies through initial public offerings and "new issues."

Under normal circumstances, BlackRock allocates a substantial amount (at least 40% or more-unless market conditions are not deemed favorable by BlackRock, in which case at least 30%) of the total assets attributable to the Global Equity Focus investment strategy in foreign securities. For these purposes, "foreign securities" may include securities of: (i) foreign government issuers; (ii) issuers organized or located outside the U.S.; (iii) issuers which primarily trade in a market located outside the U.S.; and (iv) issuers doing a substantial amount of business outside the U.S., which BlackRock considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The assets attributable to this investment strategy are allocated among various regions and countries, including the United States. For temporary defensive purposes the BlackRock Portfolio may deviate very substantially from this allocation. BlackRock may invest the assets attributable to the Global Equity Focus investment strategy in securities of non-U.S. issuers that are U.S. dollar based or non-U.S. dollar based.

Up to 20% of the total assets attributable to this segment of the Portfolio may be invested in global fixed income securities of any duration or maturity, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities (an example of such an entity is the International Bank for Reconstruction and Development (the World Bank)), asset-backed securities, mortgage-backed securities, corporate loans, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). BlackRock makes such investments in fixed income securities on an opportunistic basis.

There are no geographic limits and no specific policies with respect to the number of different countries in which the assets of this Portfolio segment are invested. The assets attributable to the Global Equity Focus investment strategy may be invested in both developed and emerging markets. BlackRock may emphasize foreign securities when it expects these investments to outperform U.S. securities.

BlackRock may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase returns or to hedge (or protect) the value of the Portfolio's assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. BlackRock may enter into currency transactions on a hedged or unhedged basis in order to seek total return. BlackRock may, when consistent with the Portfolio's investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps. BlackRock may also use forward foreign currency exchange contracts, which are obligations to buy or sell a currency at a pre-determined rate in the future. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index such as the S&P 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the assets of the Portfolio.

The investment process used by the relevant BlackRock portfolio management team seeks to identify and exploit diverse sources of inefficiency by applying a combination of stock-specific analysis, and top-down economic research, across the equity universe and macro-economic environment. In addition to the BlackRock portfolio managers, individual stock research is conducted by global sector, and country, specialists seeking to identify stocks with the following characteristics: (i) sustainable business model; (ii) strong financial position; and (iii) above average dividends.

Inflation-Linked Bonds. Under normal circumstances, BlackRock invests at least 80% of the assets attributable to this investment strategy in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as its inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Maturity is the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. The value of a bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.

This portfolio segment generally maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real U.S. TIPS Index. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

BlackRock may invest up to 20% of the assets attributable to this investment category in non-investment grade bonds (also referred to as "junk bonds" or "high yield bonds") or securities of emerging market issuers. Non-investment grade bonds acquired by this segment of the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Services ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

Up to 20% of the assets attributable to this portfolio segment may be invested in non-dollar denominated securities of non-U.S. issuers. The BlackRock portfolio managers responsible for implementing this investment strategy may invest without limit in U.S. dollar denominated securities of non-U.S. issuers and may concentrate the assets of this portfolio segment in a relatively small number of issuers.

The BlackRock portfolio management team for this portfolio segment may also make investments in residential and commercial mortgage-backed securities and other asset-backed securities. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions (collectively, derivatives). In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. The BlackRock portfolio management team may also seek to obtain market exposure to the securities in which this portfolio segment primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

CoreActive Investment Grade Bond. Under normal circumstances, the BlackRock CoreActive Bond strategy seeks to outperform the Barclays Capital US Aggregate Bond Index (the "Barclays Index"). The Barclays Index includes all major investment grade asset classes within the US fixed income market. The portfolio management team employs a combination of security selection, industry rotation, sector allocation, and duration and yield curve management as part of its effort to outperform the Barclays Index.

The portfolio management team seeks to outperform the Barclays Index through a combination of bottom-up security selection, top-down sector allocation and yield curve management. BlackRock uses proprietary tools to generate expected returns for securities, sectors and the yield curve strategies.

Security Selection. The portfolio management team uses a two-step approach to security selection. The portfolio management team has access to BlackRock's proprietary analysis and reports on more than 700 issuers that make up the investment grade credit universe. This allows the portfolio management team to focus on the issuers that BlackRock believes will generate the highest risk adjusted returns. The portfolio management team uses an advanced proprietary set of tools to select individual corporate bond issuers, which helps its members to select securities for this segment of the Portfolio. The proprietary model helps to facilitate the evaluation of hundreds of issuers on a daily basis and seeks to identify bonds believed to be under- or over-valued by the market. In addition to using the proprietary model, the portfolio management team also employs a qualitative approach to select securities.

Sector Allocation. The CoreActive Bond strategy takes active positions among the major sectors of the investment grade universe. The portfolio management team allocates assets among the various sectors, classified into four broad categories: government bonds, mortgage backed securities (MBS), securitized credit securities, and corporate credit securities. A portion of the assets allocated to the BlackRock CoreActive Bond strategy may be invested in sub-prime mortgage backed securities.

Yield Curve Management. In seeking to outperform the Barclays Index, the portfolio management team manages the level and slope of the yield curve. First, the BlackRock Portfolio seeks to benefit from parallel shifts up or down in yields through duration positioning. Second, the BlackRock portfolio seeks to benefit from any steepening or flattening in the yield curve through management of its yield curve.

Use of Derivatives. Depending on market conditions, this segment of the Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps. This segment of the Portfolio may use derivatives for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays Index. This segment of the Portfolio may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

U.S. High Yield Bond. This segment of the Portfolio invests primarily in non-investment grade bonds (i.e., bonds rated below the fourth highest rating category of the major rating agencies) with maturities of ten years or less. Non-investment grade bonds are also sometimes referred to as "high yield bonds" or "junk bonds." These securities generally pay interest at higher interest rates than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such low-rated issuers.

Under normal circumstances, at least 80% of the assets attributable to this investment strategy are invested in "junk bonds." The high yield securities acquired by BlackRock on behalf of this portfolio segment will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the relevant BlackRock portfolio managers to be of similar quality. The assets of this portfolio segment may, however, be invested in securities of any rating. BlackRock may also invest up to 10% of the assets (measured at the time of investment) attributable to this investment category in distressed securities that are in default or the issuers of which are in bankruptcy when it believes such securities are undervalued. In the event a bond receives a different rating from two or more rating agencies, such bonds, sometimes referred to as "split bonds," will be considered to have the higher credit rating.

Up to 10% of the assets attributable to this portfolio segment may be invested in non-dollar denominated bonds of issuers located outside of the United States. These non-dollar denominated bond investments may be made on a currency hedged or unhedged basis. The BlackRock portfolio managers responsible for implementing this investment strategy may also invest in non-U.S. and emerging market securities and currencies.

To add additional diversification, the relevant BlackRock portfolio management team may invest in a wide range of securities, including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security. Collateralized bond obligations are securities backed by a diversified pool of high yield securities. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The Portfolio considers such investments to be debt securities. Mortgage-backed securities are asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Asset-backed securities are bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

The BlackRock portfolio managers responsible for implementing this investment strategy may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). This portfolio segment may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Global Tactical Asset Allocation. The Global Tactical Asset Allocation ("GTAA") strategy employs a flexible investment approach across a diversified range of global asset classes such as equities, bonds, and real assets. GTAA is used as a completion strategy to access and adjust exposures to various asset classes, in addition to the underlying strategy allocations. GTAA also serves as the overlay strategy to enhance the total return and manage the portfolio risk at the aggregate level. Some leverage may be employed opportunistically to achieve both purposes. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. In the context of a mutual fund strategy, BlackRock expects that that the GTAA overlay will be deployed in a manner that is consistent with the leverage restrictions of the Investment Company Act of 1940, as amended (the "1940 Act").

Asset Allocation Ranges for BlackRock Portfolio. As set forth above, the Portfolio may gain exposure to the relevant asset classes directly through investments in securities or ETFs, or through the use of derivatives and other financial instruments. The Portfolio's minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.

Asset Class	Mimimum Exposure	Neutral Exposure	Maximum Exposure
Equities	30%	40%	50%
Investment Grade Bonds	20%	30%	40%
"Junk" Bonds*	5%	15%	25%
REITs	0%	10%	20%**
Commodities	0%	5%	15%**

* Fixed-income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as "junk bonds". Junk Bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
** Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to these asset classes is 30% of the Portfolio's net assets.

AST Dynamic Asset Allocation Portfolios:

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Investment Objective: the highest potential total return consistent with the Portfolio's specified level of risk tolerance.

The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of Trustees of the Fund at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies. Each of the Dynamic Asset Allocation Portfolios is a "fund of funds." That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Fund and certain money market funds advised by an Investment Manager or one of its affiliates.

Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital U.S. Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the Securities and Exchange Commission. This index generally includes U.S. government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:

  asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
  geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
  investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
  market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;
  "off-benchmark" factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as "junk bonds"), or cash.

Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.

	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)

	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)

	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)

PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and AST serve as the Investment Managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.

Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of these portfolios is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments). Up to approximately 5% of each Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.

AST Wellington Management Hedged Equity Portfolio

Investment Objective: To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure in up markets through investments in Wellington's underlying equity investment strategies.

Principal Investment Policies:
General. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that generates attractive total returns over a full market cycle with significant downside equity market protection.

The Portfolio utilizes a select spectrum of Wellington Management's equity investment strategies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.

Description of Equity Index Option Overlay and Index Options. The equity index option overlay strategy is designed to help mitigate capital losses in adverse market environments and employs a put/spread collar to meet this goal. To reduce the Portfolio's risk of loss due to a sharp decline in the value of the general equity market, the Portfolio may purchase index put options on the S&P 500 with respect to a substantial portion of the value of its common stock holdings. In order to help lessen the cost of the long put protection, the equity index option strategy also involves the sale of call options on the S&P 500 Index and the sale of a deeper "out-of-the-money" put option on the S&P 500 Index with respect to a significant portion of the Wellington Management Portfolio's common stock holdings. The Wellington Management Portfolio may use options based upon other indices if Wellington Management deems this appropriate in particular market circumstances or based on the Wellington Management Portfolio's common stock holdings.

Options on an index differ from options on securities because: (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Portfolio, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call option, the Wellington Management Portfolio receives cash (the premium) from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Portfolio as the seller of the index call option.

As the purchaser of an index put option, the Portfolio, in exchange for paying a premium to the seller, has the right to receive a cash payment from the seller of the option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Portfolio would ordinarily realize a gain if (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Portfolio sells the index put option prior to its expiration at a price that is higher than its cost. The Portfolio purchases index put options to protect the Portfolio from a significant market decline over a short period of time. However, because the Portfolio generally purchases index put options that are significantly "out-of-the-money", the Portfolio will not be fully covered against all market declines. An index put option is "out-of-the-money" when its exercise price is less than the cash value of the underlying index. In addition, the Portfolio may not own index put options on the full value of its common stock holdings. As a result, the Portfolio may be subject to a greater risk of loss with respect to its common stock holdings in the event of a significant market decline over a short period of time.

Through use of its integrated strategy of selling index call and put options and purchasing index put options (supported by an underlying equity portfolio), Wellington Management seeks to provide higher risk adjusted returns over a market cycle than simply owning the underlying equity market index. No assurance can be given that this strategy will be successful or that it will achieve its intended results. In down markets, Wellington Management expects the put protection would help to mitigate downside risk. In steady markets, Wellington Management will seek to overcome any associated performance drag from the options premium through underlying manager performance. In up markets, although Wellington Management will also seek to overcome any associated performance drag from the options premium through underlying manager performance, there may be situations where the call options create a drag on performance versus the underlying equity market index (strong rising markets).

Overview of Equity Investment Strategies. As set forth above, the Portfolio combines a select spectrum of Wellington Management's equity investment strategies. These strategies have a distinct focus on downside risk management. Individual portfolio managers for the various equity strategies may employ a variety of processes with a goal of limiting downside risk, including, but not limited to, use of scenario or probability analysis, a focus on high quality companies, sell discipline, or opportunistic use of cash. The portfolio management team at the overall Portfolio level is tasked with identifying and combining these individual equity strategies into a diversified fund. Underlying equity strategies are combined based on a variety of factors, leveraging the experience of the portfolio management team at the overall Portfolio level in risk management and portfolio construction. These portfolio construction techniques incorporate a qualitative understanding of each underlying portfolio manager and their process along with quantitative techniques such as alpha correlation, style analysis, risk profile analysis and scenario/market environment analysis. Wellington Management structures the overall Portfolio in an attempt to minimize all systematic biases other than capital protection orientation and seeks to obtain the overall Portfolio's investment objective by combining these different equity strategies into a single Portfolio. Each investment approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale. Wellington Management expects that the strategies in the aggregate will represent an opportunistic, flexible and diversified fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations. While the individual portfolio managers for the various equity investment strategies are given full discretion to manage their portion of the Wellington Management Portfolio, the overall portfolio management team is responsible for the addition or removal of investment strategies as well as allocating Portfolio assets among the component investment strategies.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in these securities limits Wellington Management's ability to achieve the Portfolio's investment objectives, but can help to preserve the Portfolio's assets. The use of temporary defensive investments is inconsistent with the Portfolio's investment objective.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Exchange Traded Funds - An investment in an exchange traded fund ("ETF") generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares nay be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. In the event the market value of a Portfolio's illiquid securities exceeds the 15% or 5% limits due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board, to change subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated sub-advisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated sub-advisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Trustees. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the "Portfolio Managers" section later in this Prospectus.

If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

Investment Management Fees

Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the Investment Managers during 2010:

AST Balanced Asset Allocation	.15%

AST BlackRock Global Strategies	1.00%

AST Preservation Asset Allocation	.15%

AST Wellington Management Hedged Equity	1.00%

Notes to Investment Management Fees Table:

AST BlackRock Global Strategies Portfolio: The AST BlackRock Global Strategies Portfolio commenced operations as of May 2, 2011. The management fee rate shown in the table is the contractual fee rate for the Portfolio.

AST Wellington Management Hedged Equity Portfolio: Prior to April 29, 2011, the Wellington Management Hedged Equity Portfolio was known as the AST Aggressive Asset Allocation Portfolio. Effective April 29, 2011, the management fee rate for the Portfolio changed. The management fee rate shown in the table is the contractual fee rate for the Portfolio which became effective April 29, 2011.

Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the "Portfolio Managers" section later in this Prospectus. The Investment Managers pay each investment Subadviser a subadvisory fee out of the fee that the Investment Managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:

BlackRock Investment Management, LLC (BlackRock), is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.56 trillion in investment company and other portfolio assets under management as of December 31, 2010. BlackRock's address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

BlackRock Financial Management, Inc. is a registered investment adviser and a commodity pool operator organized in Delaware. BlackRock and its affiliates had approximately $3.56 trillion in investment company and other portfolio assets under management as of December 31, 2010. BlackRock's address is 55 East 52nd Street, New York, New York 10055.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2010, QMA managed approximately $80 billion in assets, including approximately $34 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Wellington Management Company LLP (Wellington) is a Massachusetts limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington had investment management authority with respect to approximately $634 billion* in assets. The address of Wellington is 280 Congress Street, Boston, Massachusetts 02210.

*The firm-wide asset totals do not include agency mortgage-backed security passthrough accounts managed for the Federal Reserve.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST BlackRock Global Strategies Portfolio

Phil Green, Managing Director, is co-head of the Global Multi-Asset Strategies team in BlackRock's Multi-Asset Client Solutions (BMACS) group. BMACS is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. He is the lead portfolio manager for BlackRock's Asset Allocation Fund, Hedged Equity Platform, Prepared Portfolios (Target Date/Target Risk) and other multi-asset retail and institutional portfolios. Mr. Green's service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was responsible for a variety of asset allocation and equity strategies. Prior to joining MLIM, Mr. Green was a Managing Director at Bankers Trust Company. During his career, Mr. Green has helped build and lead a quantitative equity team, an active asset allocation team and a currency overlay team. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing.

Mr. Green earned a BS degree in economics from the Wharton School of the University of Pennsylvania and an MBA degree in finance from the Stern School of Business of New York University.

AST Dynamic Asset Allocation Portfolios

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

PI typically uses teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

PI

Brian Ahrens is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

QMA

Marcus Perl, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Vice President of QMA. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

Edward L. Campbell, CFA, is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Principal of QMA. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

Joel M. Kallman, CFA, is a Senior Investment Associate for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team's investment committee. He also conducts economic and market valuation research. Joel has also held various positions within Prudential's fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

AST Wellington Management Hedged Equity Portfolio

The Portfolio is managed by Kent Stahl and Gregg Thomas.

Kent M. Stahl, CFA Senior Vice President, Partner, and Director of Investments and Risk Management of Wellington Management, serves as the Portfolio Manager of the Portfolio. Mr. Stahl joined Wellington Management as an investment professional in 1998.

Gregg R. Thomas, CFA, Vice President, Director of Investments and Risk Management, is involved in portfolio management and securities analysis for the Portfolio. Mr. Thomas joined Wellington Management as an investment professional in 2001.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Fund currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Fund has no principal underwriter or distributor.

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

Commencing in 2003, Prudential Financial, Inc. and its subsidiaries (collectively, the "Company") received formal requests for information from the SEC and the New York Attorney General's Office ("NYAG") relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia, an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. ("ASISI"), reached a resolution of these previously disclosed investigations by the SEC and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. The Company acquired ASISI from Skandia Insurance Company Ltd (publ) ("Skandia") in May 2003. Subsequent to the acquisition, the Company implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution consultant acceptable to the Staff of the SEC to develop a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party which conducted a compliance review and issued a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Fund's Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the Acquisition Agreement pursuant to which the Company acquired ASISI from Skandia, the Company was indemnified for the settlements.

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or the distributor of the Portfolios may compensate affiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)	2007(c)	2006(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.98	$8.23	$12.06	$11.08	$10.04

Income (Loss) From Investment Operations:
Net investment income	0.08	0.17	0.21	0.17	0.09
Net realized and unrealized gain (loss) on investments	1.14	1.73	(3.56)	0.87	0.95

Total from investment operations	1.22	1.90	(3.35)	1.04	1.04

Less Distributions:	(0.09)	(0.15)	(0.48)	(0.06)	&#65533;

Net Asset Value, end of year	$11.11	$9.98	$8.23	$12.06	$11.08

Total Return(a)	12.31%	23.30%	(28.76)%	9.36%	10.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,887.8	$4,612.5	$1,344.7	$1,622.2	$785.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.17%	0.17%	0.17%	0.19%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.17%	0.17%	0.17%	0.19%
Net investment income	0.80%	1.91%	1.98%	1.48%	0.90%
Portfolio turnover rate	34%	34%	90%	32%	32%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2010(c)	2009(c)	2008(c)	2007(c)	2006(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.78	$9.10	$11.78	$10.84	$10.06

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13	0.27	0.24	0.22	0.10
Net realized and unrealized gain (loss) on investments	1.00	1.54	(2.47)	0.75	0.68

Total from investment operations	1.13	1.81	(2.23)	0.97	0.78

Less Distributions:	(0.16)	(0.13)	(0.45)	(0.03)	&#65533;

Net Asset Value, end of year	$11.75	$10.78	$9.10	$11.78	$10.84

Total Return(a)	10.57%	20.04%	(19.55)%	8.91%	7.75%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,299.9	$3,666.5	$1,340.8	$714.4	$309.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.17%	0.17%	0.17%	0.18%	0.20%
Expenses Before Waivers and/or Expense Reimbursement	0.17%	0.17%	0.17%	0.18%	0.23%
Net investment income (loss)	1.13%	2.71%	2.29%	1.95%	0.92%
Portfolio turnover rate	24%	21%	58%	67%	70%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Wellington Management Hedged Equity Portfolio (formerly, AST Aggressive Asset Allocation Portfolio)
	Year Ended December 31,
	2010	2009(c)	2008(c)	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.19	$6.47	$12.60	$11.55	$10.01

Income (Loss) From Investment Operations:
Net investment income	0.03	0.08	0.09	0.05	0.02
Net realized and unrealized gain (loss) on investments	1.16	1.74	(4.95)	1.09	1.52

Total from investment operations	1.19	1.82	(4.86)	1.14	1.54

Less Distributions:	(0.04)	(0.10)	(1.27)	(0.09)	&#65533;

Net Asset Value, end of year	$9.34	$8.19	$6.47	$12.60	$11.55

Total Return(a)	14.63%	28.43%	(42.33)%	9.84%	15.38%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$482.5	$443.6	$135.3	$573.2	$378.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.18%	0.21%	0.20%	0.18%	0.20%
Expenses Before Waivers and/or Expense Reimbursement	0.18%	0.21%	0.20%	0.18%	0.20%
Net investment income	0.34%	0.95%	0.86%	0.48%	0.33%
Portfolio turnover rate	48%	53%	77%	41%	35%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

APPENDIX

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on Portfolios employed.
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

GLOSSARY

PORTFOLIO INDEXES

Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor's Corporation.

AST Wellington Management Hedged Equity Portfolio Current Blended Index. The Blended Index consists of Russell 3000 Index (50%) and MSCI EAFE Index (GD) (20%), and the Merrill Lynch 90-Day Treasury Bill Index (30%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.

AST Wellington Management Hedged Equity Portfolio Former Blended Index. The Blended Index consists of Russell 3000 Index (80%) and MSCI EAFE Index (GD) (20%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses. Note: The Portfolio no longer uses this index for performance comparison purposes, because the Portfolio changed subadvisers and investment policies effective April 29, 2011, and this index is not consistent with the Portfolio's current investment policies and strategies.

AST Balanced Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Barclays Capital U.S. Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST Capital Growth Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Capital Aggregate Bond Index (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudentialannuities.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186